UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                             ________________


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                             ________________


     Date of Report (DATE OF EARLIEST EVENT REPORTED) October 4, 2000


                          GRANT GEOPHYSICAL, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Delaware                333-89863*                 76-0548468
 (STATE OR OTHER      (COMMISSION FILE NUMBER)        (IRS EMPLOYER
   JURISDICTION                                     IDENTIFICATION NO.)
 OF INCORPORATION)


                  16850 Park Row                 77084
                  Houston, Texas               (ZIP CODE)
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              (281) 398-9503
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




* The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Grant Geophysical, Inc. (the "Company") has engaged Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors. The decision to engage Arthur Andersen was recommended by the Audit Committee and approved by the Board of Directors. During the two fiscal years ended December 31, 1999 and the subsequent interim period preceding such engagement, neither the Company nor anyone on its behalf consulted Arthur Andersen regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Arthur Andersen provide to the Company a written report or oral advice regarding such principles or audit opinion; or (2) any matter that was either the subject of a disagreement or a reportable event.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GRANT GEOPHYSICAL, INC.


                              By: /S/ RICHARD H. WARD
                                 ----------------------
                                   Richard H. Ward
                                      President



Date: October 4, 2000